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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                           CURRENT REPORT PURSUANT TO
                             SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 1, 1996

                                CFX CORPORATION
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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
      NEW HAMPSHIRE          1-10633        02-0402421
     (State or other       (Commission   (I.R.S. employer
      jurisdiction         file number)   identification
    of incorporation)                          no.)
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
                     102 MAIN STREET, KEENE, NEW HAMPSHIRE
                    (Address of principal executive offices)                      (Zip code)
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       Registrant's telephone number, including area code: (603) 352-2502

                                 NOT APPLICABLE
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         (Former name or former address, if changed since last report)

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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

CONSUMMATION OF MERGER TRANSACTIONS

    On July 1, 1996, the Registrant consummated the following previously announced transactions:

    (1) the merger of The Safety Fund Corporation, a Massachusetts corporation headquartered in Fitchburg, Massachusetts ("Safety Fund"), with and into the Registrant through a series of intermediate transactions (the "Safety Fund Merger"); and

    (2) the merger of Milford Co-operative Bank, a New Hampshire state chartered co-operative bank headquartered in Milford, New Hampshire ("Milford"), with and into Registrant's wholly owned subsidiary, CFX Bank, a New Hampshire state chartered savings bank headquartered in Keene, New Hampshire (the "Milford Merger").

    The consummation of the foregoing transactions is discussed in a press release attached hereto as Exhibit 99.1.

THE SAFETY FUND MERGER

    In the Safety Fund Merger, each of Safety Fund's 1,665,000 outstanding shares of common stock (including all related preferred stock purchase rights) was converted into 1.700 shares of the Registrant's common stock and cash in lieu of fractional shares. At the closing, Safety Fund had total assets of approximately $297.1 million and total deposits of approximately $252.5 million. The transaction was accounted for as a pooling of interests. Safety Fund National Bank, Fitchburg, Massachusetts, Safety Fund's principal subsidiary, will continue to operate under its present name and charter as a wholly owned subsidiary of the Registrant.

    Immediately following the closing, in accordance with the Agreement and Plan of Merger dated January 5, 1996 by and between the Registrant and Safety Fund (the "Safety Fund Merger Agreement"), the following directors of Safety Fund were appointed to the Registrant's board of directors, increasing the number of Registrant's directors from 11 to 15: Christopher W. Bramley, P. Kevin Condron, William E. Aubuchon, III, and David R. Grenon.

    The Safety Fund Merger Agreement was previously filed as Exhibit 2 of the Registrant's Schedule 13D filed on January 16, 1996 with respect to Safety Fund's common stock and incorporated by reference as Exhibit 2 of the Registrant's Current Report on Form 8-K dated January 16, 1996. On March 28, 1996, the Registrant and Safety Fund executed an amendment to the Safety Fund Merger Agreement deleting Section 2.6 of the Safety Fund Merger Agreement, relating to additional merger consideration, and making certain other conforming changes. The amendment is attached hereto as Exhibit 2.1. On April 30, 1996, the Registrant and Safety Fund executed a second amendment to the Safety Fund Merger Agreement correcting certain scrivener's errors in Section 6.13 of the Safety Fund Merger Agreement. The second amendment is attached hereto as Exhibit 2.2. On June 15, 1996, as contemplated by the Safety Fund Merger Agreement, CFX Acquisition Corporation, a wholly owned subsidiary of the Registrant formed solely for the purpose of facilitating the Safety Fund Merger, executed a joinder to the Safety Fund Merger Agreement, which joinder was consented to by the Registrant and Safety Fund. The joinder is attached hereto as Exhibit 2.3.

THE MILFORD MERGER

    In the Milford Merger, each of Milford's 689,000 shares of common stock outstanding was converted into 2.6446 shares of the Registrant's common stock and cash in lieu of fractional shares. At the closing, Milford had total assets of approximately $160.1 million and total deposits of approximately $141.3 million. The transaction was accounted for as a pooling of interests. Upon consummation of the Milford Merger, Milford was merged with and into CFX Bank, and Milford ceased operating under its own name and charter. On June 25, 1996, prior to the consummation of the Milford Merger and consistent with Milford's prior practices, Milford declared a regular semi-annual dividend in the amount of $0.45 per share of Milford common stock outstanding as of record on June 28, 1996.

    The Agreement and Plan of Merger dated February 9, 1996 by and between CFX Bank and Milford and joined in by the Registrant (the "Milford Merger Agreement"), and a related Agreement

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and Plan of Reorganization dated February  9, 1996 by and among the  Registrant,
CFX Bank and Milford (the "Milford Reorganization Agreement"), were previously filed as Exhibits 2.1 and 2.2, respectively, to the Registrant's Current Report on Form 8-K dated February 16, 1996. The Registrant and Milford executed an amendment to the Milford Reorganization Agreement on April 29, 1996, making certain technical corrections to the Milford Reorganization Agreement. The amendment is attached hereto as Exhibit 2.4.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

    (a)  FINANCIAL STATEMENTS.

        (1) Audited financial statements of Safety Fund as of December 31, 1995 and 1994 and for the years ended December 31, 1995, 1994 and 1993, and the independent auditors' reports thereon, were previously included on pages F-1 through F-36 of the Registrant's definitive proxy statement for the 1996 annual meeting of the Registrant's shareholders and were incorporated by reference into Part III of the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1995.

        (2) Unaudited interim financial statements of Safety Fund as of March 31, 1996 and 1995 and for the quarters then ended are filed herewith as
    Exhibit 99.2.

        (3) Audited financial statements of Milford as of June 30, 1995 and 1994 and for the years ended June 30, 1995, 1994 and 1993, and the independent auditors' reports thereon, and the unaudited interim financial statements of Milford as of December 31, 1995 and December 31, 1994 and for the six months then ended, were previously filed as Exhibit 99.1 to the Registrant's Current Report on Form 8-K dated April 12, 1996.

        (4) Unaudited interim financial statements of Milford as of March 31, 1996 and 1995 and the nine months then ended are filed herewith as Exhibit 99.3.

    (b)  PRO FORMA FINANCIAL INFORMATION.

        (1) Unaudited pro forma combined financial information as of December 31, 1995 and for the years ended December 31, 1995, 1994 and 1993, giving effect to the Safety Fund Merger and the Milford Merger, were previously included on pages 46-53 of the Registrant's definitive proxy statement for the 1996 annual meeting of the Registrant's shareholders and were incorporated by reference into Part III of the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1995.

        (2) Unaudited pro forma combined financial information as of March 31, 1996 and for the three months ended March 31, 1996 and 1995, giving effect to the Safety Fund Merger and the Milford Merger, are filed herewith as
    Exhibit 99.4.

    (c)  Exhibits.

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
 2.1       First Amendment to the Safety Fund Merger Agreement dated March 28, 1996.
 2.2       Second Amendment to the Safety Fund Merger Agreement dated April 30, 1996.
 2.3       Joinder to the Safety Fund Merger Agreement dated June 15, 1996.
 2.4       Amendment to the Milford Reorganization Agreement dated April 29, 1996.
99.1       Press Release dated July 1, 1996
99.2       Unaudited interim financial statements of Safety Fund as of March 31, 1996.
99.3       Unaudited interim financial statements of Milford as of March 31, 1996.
99.4       Unaudited pro forma combined financial information as of March 31, 1996 and for the three months ended March 31, 1996 and 1995, giving effect to the Safety Fund Merger and the Milford Merger.
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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                CFX CORPORATION

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
Date:  July 16, 1996                           By:                       /s/  Mark  A. Gavin
                                               --------------------------------------------
                                                                Mark A. Gavin,
                                                            CHIEF FINANCIAL OFFICER
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                                 EXHIBIT INDEX

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
   LOCATION IN
  SEQUENTIALLY
  NUMBERED COPY
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
          2.1      First Amendment to the Safety Fund Merger Agreement dated March 28, 1996.
          2.2      Second Amendment to the Safety Fund Merger Agreement dated April 30, 1996.
          2.3      Joinder to the Safety Fund Merger Agreement dated June 15, 1996.
          2.4      Amendment to the Milford Reorganization Agreement dated April 29, 1996.
         99.1      Press Release dated July 1, 1996.
         99.2      Unaudited interim financial statements of Safety Fund as of March 31, 1996.
         99.3      Unaudited interim financial statements of Milford as of March 31, 1996.
         99.4      Unaudited pro forma combined financial information as of March 31, 1996 and for the three months ended March 31, 1996 and 1995, giving effect to the Safety Fund Merger and the Milford Merger.
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